UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325 Denver, CO			80206
(Address of principal executive offices)			(Zip code)

Sanjai Bhonsle, CEO StoneCastle-ArrowMark Asset Management, LLC 100 Fillmore Street, Suite 325 Denver, CO 80206
(Name and address of agent for service)
Copies of Communications to: John P. Falco, Esq. Pepper Hamilton LLP 3000 Two Logan Square / Eighteenth and Arch Streets Philadelphia, PA 19103-2799 (215) 981-4659
Registrant’s telephone number, including area code:		(303) 398-2929

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2019

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of StoneCastle Financial Corp.'s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the StoneCastle Financial Corp. electronically by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies.

Copies of all shareholder reports can be found at http://ir.stonecastle-financial.com/financial-information/annual-reports

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

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Letter To Shareholders

Dear Shareholders,

In 2019, StoneCastle Financial Corp. ("StoneCastle Financial," the "Company" or "We") maintained a disciplined and cautious approach to the market environment where we saw the Federal Reserve cut rates three times within the year. During this time, the Company continued to prudently add investments to the portfolio, while maintaining a strategic long-term view in stewardship of StoneCastle Financial's assets.

To review 2019 results, at year-end, StoneCastle Financial's market capitalization was $146.3 million. The Company's share price closed at $22.30 returning 24.0% for the year including dividend reinvestment. At year end, total assets were $164.7 million and an estimated effective annualized portfolio yield of 9.58%. In 2019, StoneCastle Financial declared distributions of $1.52 per share, resulting in a dividend yield at year-end of approximately 6.8%, and total cumulative distributions of $9.93 per share since inception.

StoneCastle Financial has a specific focus on bank-related assets, including community banks, alternative capital securities and companies that provide goods and/or services to banking companies. The Company uses this broad pipeline to our distinct advantage, applying our industry expertise and experience of investing through multiple economic climates and market cycles. Overall, the banking industry continues to report positive financial results with nearly 62% of all banks, including community banks, reporting year-over-year increases in net income1. Specifically, community banks reported year-over-year net income increases of approximately 7.2%1. The Company's portfolio continues to be geographically diversified and at year-end was in over 30 states, representing hundreds of local markets.

StoneCastle Financial also benefits from the range of investments the Company typically pursues within a bank's capital structure. StoneCastle Financial provides investors with a fixed-income portfolio within a common equity vehicle, as the Company for the most part, invests in securities that rank senior to bank equity. As such, a little understood aspect of the portfolio construction of the Company is that the senior ranking investments offer a capital buffer to absorb any economic impact or credit losses sustained by the individual banks, thereby better insulating StoneCastle Financial's ability to generate recurring income.

Notable in 2019, was the Company's announcement of ArrowMark Partners's agreement to acquire the assets of the StoneCastle Asset Management's Bank Investment Platform, and the transition of the Company's external advisor to StoneCastle-ArrowMark Asset Management, LLC ("StoneCastle-ArrowMark"). This agreement was consummated subsequent to the end of 2019, on February 12, 2020. This transition is expected to be seamless for our shareholders.

StoneCastle-ArrowMark has an investment philosophy and vision for StoneCastle Financial consistent with the Company's past success of delivering attractive risk-adjusted returns to our shareholders. StoneCastle-ArrowMark expects to manage the Company's securities portfolio with a focus on income generation and capital preservation. Shareholders of

Annual Report | StoneCastle Financial Corp.

Letter To Shareholders

StoneCastle Financial can expect to see a continued focus on credit quality and long-term strategy of investing in banks and banking-related securities.

For these reasons, StoneCastle Financial is poised for a strong investment thesis in 2020 and an exciting opportunity for growth. Over the next year, we will continue to focus on creating shareholder value with our broad investment pipeline and innovative portfolio construction. In 2020, we believe StoneCastle Financial will be better positioned to grow assets and earnings, and, if successful, resulting in the Company being able to increase the quarterly cash dividend for the first time since 2017.

I want to thank all our shareholders for your continued support of StoneCastle Financial and I look forward to a successful 2020 for our Company.

Sincerely,

Sanjai Bhonsle
Chairman & CEO
StoneCastle Financial Corp.

1  FDIC, Quarterly Banking Profile Report, Third Quarter 2019, (https://www.fdic.gov/bank/analytical/qbp/)

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") for the year ended December 31, 2019. StoneCastle Financial is a closed-end management investment company listed on the NASDAQ Global Select Market (GSM: BANX).

As of year-end, the Company had total assets of $164.7 million, consisting of total portfolio investments of $162.3 million and cash and other assets of $2.4 million. The total portfolio investments consisted of 12.8% term loans, 8.3% debt securities, 9.4% trust preferred securities, 28.6% credit securitizations, 13.2% pooled equity interest, 13.5% preferred stock, and 14.2% in exchange traded funds and short-term investments.

For the full year, StoneCastle Financial had gross investment income of $16.3 million and operating expenses of $6.2 million. This resulted in net investment income of $10.1 million or $1.54 per share based on average shares outstanding during the year. The Company had realized and unrealized gains of $2.5 million or $0.38 per share. During the year, StoneCastle Financial declared distributions of ($1.52) per share. Net Asset Value at year end was $21.83 per share, reflecting an increase of $0.40 from the prior year end.

Based on the fourth quarter 2019 dividend rate of $0.38 per share and the closing price of $22.30 per share on December 31, 2019, the year-end distribution yield was 6.8%. For the full year, an investment in StoneCastle Financial resulted in a total annual return of 24.0%, including the reinvestment of distributions based on the closing market price of StoneCastle Financial's stock.

PORTFOLIO DISCUSSION

THE PORTFOLIO

StoneCastle Financial makes long-term, non-controlling investments in banks and banking-related securities including community banks, alternative capital securities, and companies that provide goods and/or services to banking companies. These assets seek capital for regulatory compliance, organic growth, acquisitions, and share repurchases along with other investment opportunities. The Company primarily invests in senior debt and term loans, subordinated debt, credit securitizations, preferred securities and to a lesser extent, common stock.

Over the course of 2019, StoneCastle Financial purchased securities totaling $21.7 million, which consisted of seven transactions. During the same period, the Company executed sales of $3.4 million in two transactions. In addition, the Company received full or partial call (redemption) notices for 14 transactions totaling $48.7 million for the year and received four pay down notices of approximately $1.6 million.

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

As of December 31, 2019, the Company had a total investment portfolio of $162.3 million representing 98.5% of total investments and consisting of:

Investment Type	Amount
Term Loans	12.8%
Debt Securities	8.3%
Trust Preferred Securities	9.4%
Credit Securitizations	28.6%
Pooled Equity Interest	13.2%
Preferred Stocks	13.5%
Exchange Traded Fund	12.4%
Money Market (Short Term Investment)	1.8%
Total Investments in Securities	100.0%

TERM LOANS

StoneCastle Financial purchased $700,000 of term loans in one transaction in 2019. At year-end, the Company held six investments in term loans totaling $20.7 million or 12.8% of total investments. The Company's largest holding in a term loan was $7.0 million of American Capital Bancorp, Inc. Subordinated Term Loan, 9.0%, 4/1/2028.

DEBT SECURITIES

StoneCastle Financial purchased $10.0 million of debt securities in one transaction in 2019. At year-end, the Company held three debt security investments valued at $13.5 million or 8.3% of total investments. The largest debt investment is $9.9 million in Deutsche Bank AG Senior Unsecured Debt Obligation, Floating Rate Notes, Credit Linked to CRAFT 2018-2A, 11.97%, 1/20/2026, 144A.

TRUST PREFERRED SECURITIES

During the year, the Company had no purchases of trust preferred securities. At year-end the Company held four trust preferred investments totaling $15.2 million, or 9.4% of total investments. Trust preferred securities are debt securities that may qualify as capital for a bank or bank holding company.

While trust preferred securities may have been issued by both public and private banks, the securities held by the Company are typically more liquid securities, offered by large public banking institutions. The largest trust preferred investment is $6.5 million in First Alliance Capital Trust I, Junior Subordinated Debt, 10.25%, due 07/25/2031.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

CREDIT SECURITIZATIONS

During the year, the Company had no changes to credit securitizations. At year-end the Company held two positions in credit securitizations totaling $46.4 million or 28.6% of total investments. The Community Funding CLO, Ltd., is the largest holding in this asset class valued at $44.8 million. Community Funding CLO, Ltd. contains direct capital investments in 34 community and regional banks from 23 states. The estimated effective yield for Community Funding CLO, Ltd. at year end 2019 was 10.37%.

POOLED EQUITY INTEREST

During the year, the Company had no changes to pooled equity interest. At year-end, the Company held one position in pooled equity interest totaling $21.4 million or 13.2% of total investments. Community Funding 2018, LLC preferred shares, due 07/15/2026, Rule 144A is the sole position in this asset class. At year-end, the estimated effective yield for Community Funding 2018 was 9.34%.

PREFERRED SECURITIES

StoneCastle Financial purchased $11.0 million of preferred securities in five transactions. At year-end, the Company held seven investments in preferred securities totaling $22.0 million, or 13.5% of total investments. The Company's largest holding in preferred securities was $7.7 million in First Marquis Holdings, LLC, Variable Rate Perpetual Preferred Stock, with an estimated effective yield of 13.42%.

A majority of preferred securities investments qualify for dividend received deduction (DRD) or qualified dividend income (QDI) tax treatment. For more details, please see the 2019 Tax Information posted on the StoneCastle Financial website (www.Stonecastle-Financial.com). Please note that StoneCastle Financial is not a tax advisor and advises that shareholders consult a tax advisor regarding their personal tax status.

EXCHANGE TRADED FUND

The Company may utilize certain exchange traded funds as short-term positions expected to be redeployed into higher yielding, long-term investments. At year-end, the Company held one investment in iShares S&P U.S. Preferred Stock Index Fund for a total of $20.1 million or 12.4% of the investment portfolio.

COMMON STOCK

At the end of 2019, the Company held no common stock positions. During the year, the Company sold the remaining two common stock positions held at the end of 2018, Happy Bancshares and Howard Bancorp, for approximately $3.4 million.

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

SHORT TERM INVESTMENT

At year-end, StoneCastle Financial held The Morgan Stanley Institutional Liquidity Funds-Treasury Portfolio as a short-term position for cash to be redeployed into higher yielding, long-term investments. At year-end, short term investments represented 1.8% of total investments.

PORTFOLIO CONSIDERATIONS

StoneCastle Financial is steadfast in its pursuit of constructing a portfolio able to generate long-term, consistent and stable returns, primarily for income distribution and to a lesser extent, capital appreciation. The Company seeks to achieve this goal while maintaining high credit quality standards and a focus on capital preservation. At year-end, the Company reported zero credit losses, zero impaired assets and no material deterioration of credit quality within the underlying portfolio. In 2019, the Company had an issuer rating of A+ from Kroll Bond Rating Agency and a BBB+ rating for Preferred Shares1. The Company also maintains an A3 rating from Moody's Investor Services on its revolving credit facility.

INVESTMENT PROCESS

The investment process is focused on delivering attractive risk-adjusted returns through in-depth fundamental research and an emphasis on downside risk mitigation. The Company conducts due diligence on pending investments in several phases and the assessment of downside risk is integrated throughout the entire process. Access to new opportunities is a result of the Company's dedication to building and maintaining strong bank partnerships. The investment team provides in-depth analysis of security structure and the underlying collateral. The investment process includes both quantitative and qualitative reviews with investment decisions made by an investment committee with nearly 74 years of combined investment experience in the banking sector. Proprietary fundamental research is the basis for all investment decisions. Anchored by a disciplined approach to due diligence and commitment to investing in quality assets, the Company will maintain focus on generating attractive interest income from a diverse portfolio and continuing to deliver shareholder value in both the near- and long-term.

INVESTMENT FOCUS

StoneCastle Financial typically pursues a range of investments in a bank's capital structure. A bank's capital structure includes senior and subordinated debt, alternative capital securities, preferred stock and common equity. Bank holding company senior debt can also be absorbed at the bank level and become part of the bank's capital structure. As a lender, a bank makes senior and mezzanine loans to borrowers. A bank's common equity and loan loss reserves

1  StoneCastle Financial does not currently have a preferred share issuance.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

offer a capital buffer to absorb credit losses from bank loans. StoneCastle typically invests in securities that rank senior to the common equity of a bank. As investors in senior and subordinated debt, StoneCastle would only incur a credit loss if the bank's common equity plus loan loss reserves were exhausted.

Conclusion

We believe that StoneCastle Financial offers investors a unique opportunity to participate in the bank and banking-related sector of the economy. The Company will continue to work diligently for our shareholders by prudently managing the investment portfolio with the capital entrusted to us. As we work to deploy capital with a long-term view, credit quality and a rigorous investment approach are of paramount focus in our stewardship, and in the value we offer to our shareholders.

StoneCastle Financial continued its solid progress in 2019, despite uncertainty in interest rates, liquidity and credit risks at this stage of the economic cycle. For 2020, we believe investment in a broadened investment pipeline and an innovative approach to portfolio construction will allow the Company to be well positioned to grow assets and earnings, thereby offering enhanced shareholder value to our investors.

We appreciate the feedback we receive from our shareholders and thank you for your support.

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

Schedule of Investments

As of December 31, 2019

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 14.5%
Banking – 14.5%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028	$7,000,000	$7,017,500
Big Poppy Holdings, Inc.	Subordinated Term Loan, 6.50%, 7/1/2027	$3,500,000	3,465,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%@, 1/1/2030	$700,000	693,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	4,010,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%*, 12/31/2028	$1,700,000	1,683,000
Young Partners, L.P.	Secured Term Loan, 10.50%, 11/9/2020	$4,565,000	3,866,555
	Total Term Loans (Cost $21,098,838)		20,735,055
Debt Securities – 9.4%
Banking – 9.4%
Deutsche Bank AG	Senior Unsecured Debt Obligation, Floating Rate Notes, Credit Linked to CRAFT 2018-2A, Current period coupon 11.97%^, 1/20/2026, 144A(4)	$9,959,857	9,883,116
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 6.34%, 6/8/2031, 144A(4)	$2,469,435	1,818,121
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(4)	$1,752,817	1,779,109
	Total Debt Securities (Cost $13,688,289)		13,480,346
Trust Preferred Securities – 10.6%
Banking – 10.6%
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,500,000
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,508,125
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,310,250	2,321,801
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$3,898,548	3,898,548
	Total Trust Preferred Securities (Cost $15,557,211)		15,228,474

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Credit Securitizations – 32.4%
Banking – 32.4%
Community Funding CLO, Ltd.	Preferred Shares(5) (Estimated effective yield 10.37%), 144A(4)	$45,500,000	$44,762,900
U.S. Capital Funding I, Ltd. / U.S. Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(4)	$4,700,000	1,598,000
	Total Credit Securitizations (Cost $46,642,978)		46,360,900
Pooled Equity Interest – 14.9%
Banking – 14.9%
Community Funding 2018, LLC.	Preferred Shares(5) (Estimated effective yield 9.34%), 7/15/2026, 144A(4)	$22,860,000	21,398,103
	Total Pooled Equity Interest (Cost $22,365,200)		21,398,103
Preferred Stocks – 15.4%
Banking – 15.4%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,439,000	4,439,000
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$51,000	51,000
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock(5) (Estimated effective yield 13.42%)(6)	$6,550,000	7,692,975
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock(5) (Estimated effective yield 12.34%)(6)	$5,000,000	4,940,000
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$2,670,000	2,656,650
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$94,000	93,530
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	2,124,000
	Total Preferred Stocks (Cost $20,810,452)		21,997,155

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Exchange Traded Fund – 14.0%
Diversified Financials and Banking – 14.0%
iShares S&P U.S. Preferred Stock Index Fund	iShares U.S. Preferred Stock Index Fund - Exchange Traded Fund (PFF)	535,100	$20,114,409
	Total Exchange Traded Fund (Cost $20,064,987)		20,114,409
	Total Long Term Investments (Cost $160,227,955)		159,314,442
Money Market Fund – 2.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 1.50%	2,950,473	2,950,473
	Total Money Market Fund (Cost $2,950,473)		2,950,473
	Total Investments (Cost $163,178,428)(7)† - 113.3%		162,264,915
	Other assets and liabilities, net - (13.3)%(8)		(19,065,681)
	Total Net Assets - 100.0%		$143,199,234

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  $ represents security position traded in par amount.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.

(4)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(5)  The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(6)  Investments determined using significant unobservable inputs (Level 3). The value of such securities is $12,632,975 or 8.8% of net assets.

(7)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(8)  Includes $17,700,000 in bank loans from Texas Capital Bank.

^  Current period coupon of 11.97% is based on the 3 month LIBOR rate plus 1,000 basis points at the time of purchase. Coupon resets on a quarterly basis on January, 20, April 20th, July 20th and October 20th.

@  The estimated effective yield including structuring fees paid annually through maturity of 2030 is 9.08%.

*  The estimated effective yield including structuring fees paid annually through maturity of 2028 is 9.60%.

†  As of December 31, 2019, the tax cost basis of investment securities was $163,712,389. The gross unrealized appreciation over tax cost was $2,059,086 and gross unrealized depreciation under tax cost was ($3,506,560). Net unrealized depreciation of tax cost under value was ($1,447,474). See Note 5.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Additional Information

The following is a listing of the underlying unsecured loans, subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State
Progress Financial Corporation	$5,500,000	Alabama
Cornerstone Community Bancorp	5,000,000	California
Bankwell Financial Group	7,500,000	Connecticut
Liberty Bank	7,500,000	Connecticut
Idaho Trust Bancorp	5,000,000	Idaho
Bancorp Financial, Inc.	12,500,000	Illinois
Market Street Bancshares, Inc.	7,500,000	Illinois
First Internet Bancorp	10,000,000	Indiana
Treynor Bancshares, Inc.	12,500,000	Iowa
Freedom Bancshares, Inc.	2,000,000	Kansas
Williams Holding Company, Inc.	1,000,000	Kansas
CB&T Holding Corp.	12,500,000	Louisiana
Delmar Bancorp	2,000,000	Maryland
Citizens Bancshares	12,500,000	Missouri
First Bancshares, Inc.	2,500,000	Missouri
Security State Bancshares, Inc.	12,500,000	Missouri
First Citizens Bancshares, Inc. (FCNC)	7,500,000	North Carolina
Glacier Bancorp, Inc.	7,500,000	Montana
Bank Name	Principal Amount	State
First State Holding Co.	$9,350,000	Nebraska
Lakeland Bancorp, Inc.	7,500,000	New Jersey
OceanFirst Financial Corp.	7,500,000	New Jersey
Pathfinder Bancorp, Inc.	10,000,000	New York
Quontic Bank Holdings Corporation	3,000,000	New York
MidWest Community Financial Corp.	7,500,000	Oklahoma
Myers BancShares, Inc.	10,000,000	Oklahoma
First Resource Bank	2,000,000	Pennsylvania
Victory Bancorp, Inc.	5,000,000	Pennsylvania
Sandhills Holding Company, Inc.	8,500,000	South Carolina
First Citizens Bancshares, Inc.	10,000,000	Texas
Happy Bancshares, Inc.	7,500,000	Texas
Linden Bancshares, Inc.	4,000,000	Texas
First National Corporation	5,000,000	Virginia
FS Bancorp. Inc.	10,000,000	Washington
Bank First Corporation	7,000,000	Wisconsin
Total	$246,850,000

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	3,000,000	Kansas
Bank Name	Principal Amount	State
Delmar Bancorp	$4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
Lincoln Park Bancorp	5,000,000	New Jersey
MidWest Community	2,500,000	Oklahoma
Peoples Bancshares	4,000,000	Virginia
Total	$57,150,000

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

As of December 31, 2019

Geographic Distribution of Bank Issuers(1) (unaudited)

State	% of Total Investments(2)
Alabama	1.29%
Arkansas	0.32%
California	4.48%
Cayman Islands	1.17%
Connecticut	3.51%
Delaware	1.83%
Florida	1.55%
Georgia	0.65%
Idaho	1.17%
Illinois	5.95%
Indiana	7.79%
Iowa	3.59%
Kansas	1.37%
Kentucky	0.24%
Louisiana	3.41%
Maryland	3.71%
Massachusetts	0.24%
Michigan	0.96%
State	% of Total Investments(2)
Mississippi	2.23%
Missouri	8.48%
Montana	1.75%
Nebraska	2.67%
New Jersey	4.62%
New York	8.43%
North Carolina	1.75%
North Dakota	0.40%
Ohio	0.24%
Oklahoma	5.54%
Pennsylvania	2.63%
South Carolina	1.99%
Texas	8.23%
Virginia	2.38%
Washington	2.74%
West Virginia	0.73%
Wisconsin	1.96%
100.00%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments. Includes Community Funding CLO, Ltd., Community Funding 2018, LLC., U.S. Capital Funding I, Preferred Term Securities, Inc. and MMCap Funding I, Inc.

(2)   For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Statements

Statement of Assets and Liabilities As of December 31, 2019

Assets
Investments in securities, at fair value (Cost $163,178,428)	$162,264,915
Cash (see Note 7)	35,328
Interest and dividends receivable	1,784,784
Prepaid assets	618,350
Total assets	164,703,377
Liabilities
Loan payable (see Note 7)	17,700,000
Dividends payable	2,492,424
Investment advisory fees payable	726,500
Loan interest payable	38,976
Directors' fees payable	20,325
Accrued expenses payable	525,918
Total liabilities	21,504,143
Net Assets	$143,199,234
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,559
Paid-in capital	144,875,823
Total distributable earnings (loss)	(1,683,148)
Net Assets	$143,199,234
Net asset value per share
Common Stock Shares Outstanding	6,559,010
Net asset value per common share	$21.83
Market price per share	$22.30
Market price premium to net asset value per share	2.15%

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Operations For the Year Ended December 31, 2019

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$11,960,452
Dividends	3,831,533
Origination fee income (Note 9)	96,035
Other income (Note 9)	466,731
Total investment income	16,354,751
Expenses
Investment advisory fee	2,989,685
Interest expense	1,411,491
Professional fees	310,065
Transfer agent, custodian fees and administrator fees	269,713
Directors' fees	260,500
Bank Fees	157,182
ABA marketing and licensing fees	150,000
Investor relations fees	123,800
Delaware franchise tax	90,000
Insurance expense	72,000
Valuation service fees	62,000
Printing fees	52,500
Due diligence expense	45,400
Miscellaneous fees (proxy, rating agency, etc.)	249,662
Total expenses	6,243,998
Net investment income	10,110,753
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investments	1,512,295
Net change in net unrealized appreciation on investments	982,157
Net realized and unrealized gain on investments	2,494,452
Net Increase in Net Assets Resulting From Operations	$12,605,205

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets
From Operations
Net investment income	$10,110,753	$10,690,600
Net realized gain/(loss) on investments	1,512,295	(1,421,922)
Net change in unrealized appreciation on investments	982,157	764,528
Net increase in net assets resulting from operations	12,605,205	10,033,206
Distributions to shareholders
From total distributable earnings	(9,965,091)	(10,869,201)
Total distributions	(9,965,091)	(10,869,201)
From Company share transactions
Reinvestment of distributions	179,499	166,118
Increase in net assets resulting from Company share transactions	179,499	166,118
Total increase/(decrease)	2,819,613	(669,877)
Net assets
Beginning of year	140,379,621	141,049,498
End of year	$143,199,234	$140,379,621
Shares outstanding
Beginning of year	6,550,110	6,542,289
Reinvestment of distributions	8,900	7,821
End of year	6,559,010	6,550,110

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Year Ended December 31, 2019
Cash flows from operating activities
Net increase in net assets from operations	$12,605,205
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(21,588,748)
Proceeds from sales and redemption of investment securities	53,282,156
Net purchase of short-term investments	(1,942,374)
Net realized gain on investments	(1,512,295)
Net change in unrealized appreciation on investments	(982,157)
Net accretion of discount	(451,001)
Decrease in receivable for investment securities redeemed	428,000
Decrease in prepaid expenses	209,316
Decrease in interest receivable and dividends receivable	1,271,508
Decrease in advisory fees payable	(144,781)
Decrease in loan interest payable	(37,141)
Increase in Directors' fees payable	7,000
Increase in accrued fees payable	58,530
Net cash provided by operating activities	41,203,218
Cash flows from financing activities
Decrease in loan payable	(33,300,000)
Cash distributions to shareholders	(10,699,224)
Net cash used by financing activities	(43,999,224)
Net decrease in cash	(2,796,006)
Cash:
Beginning of year	2,831,334
End of year	$35,328
Supplemental disclosure of cash flow information
Cash paid for interest	$1,448,632
Distributions reinvested	$179,499

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the year.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Per share operating performance
Net Asset value, beginning of year	$21.43	$21.56	$21.22	$21.62	$21.86
Net investment income[1]	1.54	1.63	1.58	1.56	1.44
Net realized and unrealized gain (loss) on investments[1]	0.38	(0.10)	0.26	(0.50)	(0.17)
Total from investment operations	1.92	1.53	1.84	1.06	1.27
Less distributions to shareholders
From net investment income	(1.52)	(1.66)	(1.50)	(1.46)	(1.29)
Return of capital	—	—	—	—	(0.22)
Total distributions	(1.52)	(1.66)	(1.50)	(1.46)	(1.51)
Net asset value, end of year	$21.83	$21.43	$21.56	$21.22	$21.62
Per share market value, end of year	$22.30	$19.30	$20.13	$18.69	$16.30
Total investment return based on market value[2]	24.00%	3.84%	16.21%	24.45%	(8.68)%
Total investment return based on net asset value[2]	9.32%	7.65%	9.62%	6.53%	7.88%
Ratios and supplemental data
Net assets end of period (in millions)	$143.2	$140.4	$141.0	$138.6	$140.8
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	4.39%	5.01%	4.93%	5.02%	4.87%
Expenses after waivers and/or recoupment, if any[4,5]	4.39%	4.95%	5.01%	4.94%	4.50%
Net investment income[6]	7.11%	7.52%	7.39%	7.33%	6.56%
Portfolio turnover rate	13%	30%	16%	34%	101%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$17,700	$51,000	$25,750	$61,500	$25,000
Asset Coverage per $1,000 for revolving credit agreement[7]	9,090	3,753	6,478	3,253	6,631

1  The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.

2  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

3  Ratio of expenses before waivers or recoupment, if any to managed assets equals 3.55%, 3.83%, 3.67%, 3.58% and 3.62% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

4  Ratio of expenses after waivers or recoupment, if any to managed assets equals 3.55%, 3.78%, 3.73%, 3.52% and 3.35% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

5  Excluding interest expense, net operating expenses would have been 3.40%, 3.61%, 3.75%, 3.74% and 3.54% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

6  Ratio of net investment income to managed assets equals 5.75%, 5.74%, 5.51%, 5.23% and 4.88% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

7  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Notes to Financial Statements

Note 1 — Organization

StoneCastle Financial Corp.("SCFC"or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company (''RIC'') under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies."

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors, inclusive of the sub-committees, and the Advisor (See Note 3) to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods

StoneCastle Financial Corp. | Annual Report

subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•  Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Annual Report | StoneCastle Financial Corp.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Credit Securitization and Pooled Equity Interests — SCFC may acquire equity or preferred equity in credit securitizations or other structured financings. In valuing such investments, SCFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such credit securitizations and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. SCFC's investment in credit securitization and other structured financings that utilize leverage may make it more likely that substantial changes in the Company's net asset value ("NAV") will occur.

The fair value of the credit securitization and pooled equity interests is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Credit securitizations and pooled equity interests are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2019, SCFC's investment in Community Funding CLO, Ltd. was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management, StoneCastle Financial Corp.'s advisor. StoneCastle Asset Management, LLC ("The Servicer") rebates the entire service fee to SCFC quarterly. For the year ended December 31, 2019 this amounted to $187,195 relating to Community Funding CLO, Ltd and $127,547 relating to Community Funding 2018, LLC.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal

StoneCastle Financial Corp. | Annual Report

valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2019, were as follows:

	TOTAL FAIR VALUE AT 12-31-19	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$20,735,055	$—	$20,735,055	$—
Debt Securities	13,480,346	—	13,480,346	—
Trust Preferred Securities	15,228,474	—	15,228,474	—
Credit Securitizations	46,360,900	—	46,360,900	—
Pooled Equity Interest	21,398,103	—	21,398,103	—
Preferred Stocks	21,997,155	—	9,364,180	12,632,975
Exchange Traded Fund	20,114,409	20,114,409	—	—
Money Market Fund	2,950,473	2,950,473	—	—
Total Investments in Securities	$162,264,915	$23,064,882	$126,567,058	$12,632,975

Annual Report | StoneCastle Financial Corp.

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfer in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented below:

	TERM LOAN	COMMON STOCK	PREFERRED STOCK		TOTAL
Balance at December 31, 2018	$1,649,000	$1,870,000	$7,550,840		$11,069,840
Realized gains including earnings	—	132,000	—		132,000
Unrealized appreciation/ (depreciation) on investments	—	—	71,726		71,726
Purchases	—	—	5,010,409		5,010,409
Sales	—	(2,002,000)	—		(2,002,000)
Transfers in	—	—	—		—
Transfers out	(1,649,000)	—	—		(1,649,000)
Balance at December 31, 2019	$—	$—	$12,632,975	(1)	$12,632,975

(1)  Value based on discount for transaction costs.

The change in unrealized appreciation on Level 3 securities still held as of December 31, 2019 was $71,726.

	FAIR VALUE AT 12-31-19	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Preferred Stock	$12,632,975	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable input will Decrease the value.

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from

StoneCastle Financial Corp. | Annual Report

U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Recent Accounting Pronouncement — In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 "Changes to the Disclosure Requirements for Fair Value Measurement" which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted these amendments and there was no significant impact to the accompanying notes.

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle Asset Management, LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), served as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement") for the year ended December 31, 2019 and through February 11, 2020. Effective February 12, 2020 StoneCastle-ArrowMark Asset Management LLC assumed the role of Advisor (see Note 11). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $260,500 of Directors fees for the year ended December 31, 2019.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2019, (i) the cost of purchases was $21,588,748 (ii) the sales and redemptions of securities was $53,282,156.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Annual Report | StoneCastle Financial Corp.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2019, these adjustments increased accumulated loss by $1,011,802 and increased paid-in capital by $1,011,802.The primary reason for this reclassification relates to a prior year audit partnership income/loss reclass.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	($1,447,474)
Other	(235,674)
Total	($1,683,148)

For the year ended December 31, 2019, the tax character of distributions paid by the Company was $10,864,845 of ordinary income dividends and $13,878 of long-term capital gains. For the year ended December 31, 2018, the tax character of distributions paid by the Company was $9,949,214 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.38 per share dividend on March 8, 2019, June 20, 2019, September 23, 2019 and December 23, 2019 which was paid on March 26, 2019, June 26, 2019, September 27, 2019 and January 3, 2020, respectively.

At December 31, 2019, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$163,712,389
Gross unrealized appreciation	2,059,086
Gross unrealized depreciation	(3,506,560)
Net unrealized depreciation	($1,447,474)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2019 and ending December 31, 2019, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2020. For the year ended December 31, 2019, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital

StoneCastle Financial Corp. | Annual Report

gains distributions. SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2019, SCFC had no capital loss carryforwards. The Company utilized $1,498,417 of capital loss carry forwards as of December 31, 2019.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or

Annual Report | StoneCastle Financial Corp.

regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could

StoneCastle Financial Corp. | Annual Report

result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Alternative Capital Securities Risk — Alternative capital securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of alternative capital securities, where stricter regulation could make alternative capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Alternative capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•  The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•  The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•  The maturity date of the facility has been extended for five years to May 16, 2022.

•  The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•  In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated "A3" by Moody's Investor Services. The Facility remains secured by substantially all of the assets of the Company.

As of December 31, 2019, $17,700,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the year ended December 31, 2019, the average daily loan balance was $27,919,178 at a weighted average interest rate

Annual Report | StoneCastle Financial Corp.

of 4.69%. With respect to these borrowings, interest of $1,411,491 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding CLO, Ltd. credit securitization and due diligence fees. SCFC had closing fee income of $96,035 and other income of $466,731 for the year ended December 31, 2019.

Note 10 — Capital Share Transactions

As of December 31, 2019, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at December 31, 2019 were 6,559,010.

Note 11 — Subsequent Events

On February 12, 2020, ArrowMark Partners ("ArrowMark") acquired the bank investment platform and assets of StoneCastle Asset Management, LLC, the Company's former investment adviser. On the same date, the Company and StoneCastle-ArrowMark Asset Management, LLC ("SAAM"),a subsidiary of ArrowMark, executed an investment management agreement approved by the Company's stockholders on February 7, 2020 and SAAM became the Company's investment advisor. The terms of that management agreement are materially the same as the prior investment management agreement including the compensation payable by the Company. In addition, at the February 7, 2020 stockholder meeting, stockholders elected, effective on February 12, 2020, the following individuals to serve as directors of the Company: (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors, and (C) Guy Arnold, John Emrich and Sanjai Bhonsle to serve as Class III Directors. On February 12, 2020, the Company's Board of Directors elected Sanjai Bhonsle as the Company's Chief Executive Officer and Chairman of the Board of Directors.

StoneCastle Financial Corp. | Annual Report

Note 12 — Contingencies

In May 2019, StoneCastle Financial Corp., StoneCastle Asset Management LLC, and several related entities were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York. The lawsuit alleges that the defendants committed patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. and StoneCastle Asset Management are named as defendants, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp. or StoneCastle Asset Management. The defendants filed a motion to dismiss the complaint on August 5, 2019. The court has not yet ruled on the motion to dismiss, and the lawsuit remains pending. The outcome of the lawsuit and its impact, if any, on StoneCastle Financial Corp. cannot be predicted with certainty.

Annual Report | StoneCastle Financial Corp.

Auditor's Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
StoneCastle Financial Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of StoneCastle Financial Corp. (the "Company"), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of December 31, 2019, the results of its operations for the year then ended, its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company's auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and private companies. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2020

StoneCastle Financial Corp. | Annual Report

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2019

Period	Amount Declared
1st Quarter 2019	$0.38
2nd Quarter 2019	$0.38
3rd Quarter 2019	$0.38
4th Quarter 2019	$0.38
$1.52

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

Annual Report | StoneCastle Financial Corp.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

StoneCastle Financial Corp. | Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2019.

34.52% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 35.36% of ordinary dividends paid during the fiscal year ended December 31, 2019 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2019 Form 1099-DIV in early 2020. This reflected the tax character of all distributions paid in calendar year 2019.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov. The Company's Form N-Q may also be obtained upon request and without charge by calling Investor Relations (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling Investor Relations (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

Annual Report | StoneCastle Financial Corp.

Results of Stockholders Meeting

The special meeting of Stockholders of StoneCastle Corp ("the Company") was held on February 7, 2020. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To approve a new management agreement (the "New Investment Advisory Agreement") between the Company and the current adviser's successor company, StoneCastle-ArrowMark Asset Management, LLC ("StoneCastle-ArrowMark ").

Voted For	Against	Abstain	Non Votes
3,060,517	65,013	293,989	3,139,491

Proposal 2:

To elect eight directors, (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors until the 2020 Annual Meeting of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors until the 2021 Annual Meeting of the Company, and (C) Guy Arnold, John S. Emrich and Sanjai Bhonsle to serve as Class III Directors until the 2022 Annual Meeting of the Company, and in each case until his or her successor is duly elected and qualifies (Proposal 2).

	Voted For	Voted Against	Abstain
Alan Ginsberg	3,055,462	65,013	293,989
Emil W. Henry, Jr.	3,071,595	58,754	305,302
Karen Reidy	3,077,269	53,937	293,986
Michael Van Praag	3,053,241	51,313	290,936
Michael Stolper	3,049,707	57,016	309,262
Guy Arnold	3,053,491	57,549	312,262
John Scott Emrich	3,054,002	55,859	310,168
Sanjai Bhonsle	3,064,256	55,748	309,768

VOTE REQUIREMENTS/NOTES

Quorum Requirement Under the Company's Amended and Restated By-Laws, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting.

Required Vote (Proposal 1) Approval of the New Investment Advisory Agreement: The approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Company under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company's stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting and (2) more than 50% of the outstanding shares of the Company. Broker non-votes and abstentions, if any, will have the effect of a vote "AGAINST" Proposal 1.

StoneCastle Financial Corp. | Annual Report

Required Vote (Proposal 2) Election of directors: Each director nominee will be elected by a plurality of all the votes cast at the Special Meeting, provided that a quorum is present. A "plurality" means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. "Withhold" votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of any of the nominees. A proxy received will be voted "FOR" the election of the nominees unless the Stockholder delivering the proxy designates otherwise.

Annual Report | StoneCastle Financial Corp.

Board Approval of the Management Agreement

On December 5, 2019 the Company's Board of Directors (the "Board"), including those Directors who are not "interested persons" as such term is defined in the Investment Company Act of 1940 ("Independent Directors"), unanimously approved the new investment advisory agreement ("New Investment Advisory Agreement") between the Company and its new investment adviser, StoneCastle-ArrowMark Asset Management, LLC ("New Adviser" or "StoneCastle-ArrowMark") and determined that the Company's entry into such agreement is in the best interests of the Company and its stockholders.

In reaching its decision to approve the New Investment Advisory Agreement, the Board received extensive information from StoneCastle Asset Management, the Company's former adviser ("Former Adviser") and ArrowMark Partners regarding the purchase by the New Adviser of, among other assets, certain of the assets of the Former Adviser utilized in providing investment services to the Company and StoneCastle Partners' (the indirect parent company of the Current Adviser) proprietary software and database system dedicated to bank investments, the retention of certain current officers of the Company pursuant to a transition services agreement, and the transfer of certain personnel from SCP to affiliates of StoneCastle-ArrowMark (such purchase, transitional services and transfer, collectively, the "Transaction"), subject to the terms and conditions of the Sale Agreement. The Board also received ArrowMark Partners and StoneCastle-ArrowMark's expectations for the Company at several in-person and telephonic meetings and conference calls held during April through December 2019 (including its regular in-person Board meetings on June 5, 2019 and September 10, 2019) as well as its in-person Board meeting on December 5, 2019. In the course of its deliberations regarding the New Investment Advisory Agreement, the Board considered, among other things, information furnished by each of SCP and ArrowMark Partners, including information concerning the proposed acquisition by StoneCastle-ArrowMark of the StoneCastle investment platform and the change in governance and operation from the Former Adviser to StoneCastle-ArrowMark, as well as other information it deemed relevant. The Board also considered information provided by the Former Adviser in connection with its recent renewal of the prior investment advisory agreement with the Former Adviser, approved at the September 10, 2019 Board meeting. The Board also requested and received responses from ArrowMark Partners to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Company and independent legal counsel to the Independent Directors.

The Board, including the Independent Directors, in evaluating and approving the New Investment Advisory Agreement, considered a number of factors as further described below, including:

•  the nature, extent and quality of the advisory and other services to be performed by StoneCastle-ArrowMark;

•  the investment performance of the Company and other funds and products managed by ArrowMark Partners;

StoneCastle Financial Corp. | Annual Report

•  the possible economies of scale that would be realized due to the Company's growth;

•  comparative data with respect to management fees or similar expenses paid to other investment advisers;

•  the expected costs of services to be provided and the anticipated profits to be realized by StoneCastle-ArrowMark and its affiliates from their relationship with the Company;

•  information about the capabilities and financial condition of ArrowMark Partners and services to be performed and the personnel performing such services under the New Investment Advisory Agreement;

•  information regarding the potential benefits to the Company by retaining StoneCastle-ArrowMark as the investment adviser to the Company;

•  the representations and undertakings of ArrowMark Partners that there would be no "unfair burden" imposed on the Company as a result of the transactions contemplated by the Transaction within the meaning of Section 15(f) of the 1940 Act;

•  information regarding whether the Transaction would raise any actual or potential conflicts of interest; and

•  whether the consummation of the Transaction would have any impact on the above considerations.

Nature, Extent and Quality of Services to be Provided. The Board considered the Former Adviser's specific responsibilities in all aspects of day-to-day investment management of the Company, noting that the services to be provided by StoneCastle-ArrowMark under the New Investment Advisory Agreement are substantially identical to those services provided by the Former Adviser under the prior investment advisory agreement. The Board also considered ArrowMark Partners' intention that Joshua S. Siegel, who has served with StoneCastle Partners since the Company was incorporated in 2013, will continue to be involved in an advisory capacity in light of his familiarity with the Company and its existing investment portfolio. The Board noted that, as described above, certain other personnel who have performed services for the Company on behalf of the Former Adviser and who are familiar with the Company's existing investment portfolio had agreed to continue to perform those services following the Transaction.

In considering the nature, extent and quality of the investment management services to be provided by StoneCastle-ArrowMark, the Board noted that it had previously reviewed the written responses of ArrowMark Partners to inquiries from counsel to the Independent Directors, which included, among other things, information about the background and experience of its management and investment professionals. The Board noted that Joshua S. Siegel would be appointed to the board of managers of StoneCastle-ArrowMark.

The Board noted that ArrowMark Partners is a diversified alternative asset manager with $18.9 billion in assets under management as of September 30, 2019, including approximately $8 billion invested in credit-oriented investment strategies. The Board further discussed the scale of ArrowMark Partners' operations, noting that ArrowMark Partners has more than 67 investment professionals and offices in Colorado, New York, California and London.

Annual Report | StoneCastle Financial Corp.

The Board also noted that, since 2010,ArrowMark Partners' credit strategies have invested approximately $2.5 billion in banking-related credit investments. The Board discussed ArrowMark Partners' significant experience in private credit and direct lending and alternative capital transactions, as well as its approach to direct lending, including the focus on proprietary opportunities, high quality portfolio companies and a rigorous approach to due diligence and structuring, and the investment process followed by ArrowMark Partners' investment team. The Board discussed the experience of key personnel of ArrowMark Partners, including the individuals who are expected to serve as executive officers for the Company if the Transaction is completed, and observed that ArrowMark Partners has access to a significant volume of investment opportunities, including banking-related assets. The Board further discussed the experience and credentials of ArrowMark Partners' investment team, noting the diverse array of backgrounds among team members, as well as its robust legal and compliance platform that currently manages four 1940 Act funds, totaling $4.3 billion in managed assets as of September 30, 2019.

The Board also considered other investment management services to be provided by StoneCastle-ArrowMark to the Company, such as monitoring adherence to the Company's investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Board discussed the Former Adviser's cyber security programs and those of its service providers. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its overall determination to approve the New Investment Advisory Agreement, that it was satisfied with the nature, extent and quality of the services provided to the Company by the Former Adviser and that those services would continue with StoneCastle-ArrowMark under the New Investment Advisory Agreement.

Comparison of the Management Fee and Expense Ratio to Other Closed-End Investment Companies and Business Development Companies. Prior to approval of the New Investment Advisory Agreement, the Board had requested, and received and evaluated, extensive materials from ArrowMark Partners. In an executive session of the Independent Directors, the Independent Directors reviewed the proposed New Investment Advisory Agreement with experienced counsel who is independent of ArrowMark Partners and the Former Adviser and who advised on the relevant legal standards.

The Independent Directors considered the overall investment performance of the Former Adviser and the Company since the Former Adviser was appointed as the Company's investment adviser in November 2013.The Independent Directors reviewed and considered the Company's performance relative to a peer group of 29 registered closed-end investment companies and business development companies selected by the Former Adviser that operate in a similar manner as the Company, noting, however, the limited usefulness of such information in light of the Company's unique investment strategy and industry focus.

The Independent Directors also reviewed and considered the Company's performance based on market price and net asset value versus the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index ("U.S. Corporate High Yield") for the 12 months ended December 31, 2018, for the 3 years and 5 years ended December 31, 2018, for the six months ended June 30, 2019 and since the Company's inception (November 13, 2013) through June 30, 2019. The Independent Directors noted that the indices were selected by the Former Adviser for

StoneCastle Financial Corp. | Annual Report

comparison purposes because the indices' constituents had similar characteristics to those securities in which the Company may invest but acknowledged that no index was likely to fully correspond to the Company's holdings in light of the Company's unique investment strategy and industry focus. The directors noted that: (a) based on net asset value, the Company outperformed the indices for the 12 months, 3 year and 5 year periods ended December 31, 2018, and since the Company's inception (November 13, 2013) through June 30, 2019 and underperformed the indices for the six months ended June 30, 2019; and (b) based on market price, the Company outperformed the indices for the 12 months ended December 31, 2018, the six months ended June 30, 2019 and since the Company's inception (November 13, 2013) through June 30, 2019 while it underperformed the U.S. Corporate High Yield for the 5 years period ended December 31, 2018. The Independent Directors also noted their review and evaluation of the Company's investment performance on an on-going basis throughout the year. The Independent Directors considered the consistency of performance results and the short-term and long-term performance of the Company and recognized that such performance was impacted by, among other things, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. They concluded that the performance of the Company and the Former Adviser represented satisfactory performance in light of the Company's investment objective and strategy.

The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Company's peer group. The Board noted that the fee structure under the prior investment advisory agreement would remain in place, with the management fee of 1.75% per annum being equal to median of the peer group, and below the median management fees charged by the Company's peer group when taking into consideration both base management fees and incentive fees.

The Board also noted that for the fiscal year ended December 31, 2018, the Company's expense ratio of 4.95% of total assets is significantly lower than the median of the peer group of 10.2%, and that as the Company continues to grow, it expects that expenses will continue to decline from the current 4.95% annualized rate as fixed operating expenses become lower as a percentage of assets.

Based on the information reviewed and the considerations detailed above, the Board, including each of the Independent Directors of the Company, concluded that the fee and expense structure of the Former Adviser is fair and reasonable in relation to the services provided by the Former Adviser. This fee and expense structure and these services would continue with StoneCastle-ArrowMark under the New Investment Advisory Agreement.

Actual or Potential Conflicts of Interest. The Board, including the Independent Directors, carefully evaluated whether any actual or potential conflicts of interest exist regarding the Transaction. The Board discussed the ongoing roles of the executive officers of the Company and noted their interests in the Transaction.

No single factor was determinative of the Board's or the Independent Directors' decisions to approve the New Investment Advisory Agreement, but rather, the members of the Board and the Independent Directors based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Directors concluded separately that the terms of the New Investment Advisory Agreement are fair and reasonable to the Company in light of the services anticipated to be provided by

Annual Report | StoneCastle Financial Corp.

StoneCastle-ArrowMark following the Transaction, reasonably foreseeable Company asset levels, and the expectations of the Company's Stockholders that they will receive reasonable value in return for the advisory fees paid. The Board and the Independent Directors also concluded separately that the approval of the New Investment Advisory Agreement is supported by reasonable and impartial records and information, the competitive expense structure, and the fact that the terms of the New Investment Advisory Agreement are materially similar to those of the prior investment advisory agreement, and that the approval of the New Investment Advisory Agreement would be in the best interests of the Company and its Stockholders. Accordingly, on December 5, 2019, the Board, including each of the Independent Directors, approved the New Investment Advisory Agreement and recommended that the Company's Stockholders approve the New Investment Advisory Agreement.

StoneCastle Financial Corp. | Annual Report

Management

Board of Directors and Executive Officers1

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. Our board of directors will initially consist of six directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons. "Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

1  Reflects voting results of stockholders meeting on February 7, 2020.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	49	Chairman, Class III Director	2022	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present	Brown (RI) Investment Company LLC
Karen Reidy, CFA	52	Class I Director	2020	Founding Partner and Portfolio Manager of ArrowMark Partners, 2009 to Present	Brown (RI) Investment Company LLC

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	58	Class I Director, Chairman of Audit Committee	2020	Managing Director Barclays Bank 2017 to Present	External Advisory Board of Peabody Museum at Yale University

Annual Report | StoneCastle Financial Corp.

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	59	Class I Director, Member of Audit Committee and Lead Independent Director	2020	CEO and Founder of Tiger Infrastructure Partners	Chairman, Board of Director of Tiger Cool Express, Hudson Fiber Network, Easterly Government Properties, American National
Michael P. Van Praag	61	Class II Director	2021	Private Investor, April 2017 to present; Senior VP, JP Morgan Chase, January 2015 to March 2017.	None
Michael Stolper	74	Class II Director	2021	President, Stolper & Company, Inc.(an Investment advisor), September 1975 to December 2017; Trustee, Ewing Marion Kauffman Foundation, March 2010 to 2019.	Windowpane Funds
Guy M. Arnold	52	Class III Director	2022	President of Hunt Development Group from July 2015 to Present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015.	MidFirst Bank - Colorado Advisory Member, The Children's Hospital of Colorado
John S. Emrich, CFA	52	Class III Director	2022	Private Investor, January 2011 to Present, Member and Manager, Iroquois Valley Farms, LLC, June 2012 to August 2015.	Destra Funds

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell, CPA	60	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.
Rachel Schatten	49	General Counsel	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

StoneCastle Financial Corp. | Annual Report

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Rick Grove	51	Chief Compliance Officer	Since September 2013

Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly Chief Operating Officer, ArrowMark Colorado Holdings, LLC. Vice President, Secretary and Chief Compliance Officer of Meridian Fund, Inc.

David Lentinello	58	Secretary	Since November 2013	Controller of StoneCastle Partners, LLC since 2013

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors.An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners' debt investment group and was a member of the Investment Committee (2001-2005). He also led the group's restructuring efforts related to distressed investments and represented the firm's interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor's degree in Mechanical Engineering from the University of Wisconsin — Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation.

Annual Report | StoneCastle Financial Corp.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director of Barclay's and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael P.Van Praag. Mr.Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX's investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper. Mr. Stolper provides broad financial advisor, and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the funds. He also holds a Master of Arts degree in Finance.

Guy M. Arnold. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all

StoneCastle Financial Corp. | Annual Report

aspects of a $2.9 billion real estate investment trust ("REIT") and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children's Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 35 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Rick Grove. Rick is the Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors {2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005- 2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor's degree in Accounting.

David Lentinello. Secretary. Mr. Lentinello has over 35 years of hands-on operational and management experience in the area of finance and accounting, specifically focused in domestic equity and fixed income mutual funds, money market funds, separately managed

Annual Report | StoneCastle Financial Corp.

accounts, private equity and private debt funds. Prior to Joining StoneCastle Partners as Fund Controller in 2013, Mr. Lentinello was Director of Fund Administration and Accounting at Reserve Management and held similar positions at J.P. Morgan Chase, Morgan Stanley Asset Management and Drexel Burnham Lambert. Mr. Lentinello received his Masters degree in Corporate Finance from Adelphi University and his undergraduate degree in Accounting from Saint Francis College.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

StoneCastle Financial Corp. | Annual Report

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 468-5441.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS(1)

Interested Directors(2)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, CFA

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Michael P. Van Praag

Michael Stolper

Guy M. Arnold

John S. Emrich, CFA

OFFICERS

Patrick J. Farrell, CPA, Chief Financial Officer

Rachel Schatten, General Counsel

Rick Grove, Chief Compliance Officer

David Lentinello, Secretary

INVESTMENT ADVISOR

StoneCastle-ArrowMark Asset Management, LLC.
100 Fillmore Street, Suite 325
Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) Reflects voting results of stockholders meeting on February 7, 2020.

(2) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

(a)         The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors determined that Alan Ginsberg was qualified to serve as an audit committee financial expert and he was “independent” as defined by Item 3 of Form N-CSR.  In addition, effective February 12, 2020, all three members of the audit committee, John Emrich, Alan Ginsberg and Michael Van Praag, qualify and serve as audit committee financial experts on the audit committee and each is “independent,” as defined by Item 3 of Form N-CSR.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years.  Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich is a Chartered Financial Analyst and served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms.  Prior to such positions, he also performed business valuations an appraisal analyses at KPMG Peat Marwick, an accounting firm.

Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to the Company’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2019 and $45,000 for 2018.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2019 and $3,000 for 2018.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)                   Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period.  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)                   None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately designated audit committee.  The members of the audit committee as of February 12, 2020 are: Alan Ginsberg, John Emrich and Michael Van Praag.  Prior to February 12, 2020, the committee was comprised of Alan Ginsberg, Emil Henry, Jr. and Clara Miller.

(b)         Not applicable.

Item 6. Investments.

(a)                     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)                     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.                                   General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•                  Proxies are received and forwarded to the appropriate decision makers; and

•                  Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•                  Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•                 Other potential material business reiationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•                  Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•                  disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

2

•                  establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.                                   Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.                                   Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1                A copy of these proxy voting policy and procedures.

2                 A copy of each proxy statement received by the Company regarding its portfolio securities.

3                A record of each vote cast by the Advisor on behalf of the Company.

4                A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5                A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Effective February 12, 2020, the registrant is managed by a team of investment professionals comprised of Sanjai Bhonsle, Chief Executive Officer, Karen Reidy, Partner, and Kaelyn Abrell, Partner.  Sanjai Bhonsle is one of the Fund’s portfolio managers and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Sanjai Bhonsle	Chairman and Chief Executive Officer	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present

Karen Reidy	Class I Director	Founding Partner and Portfolio Manager of ArrowMark Partners, 2009 to Present

Kaelyn Abrell	Portfolio Manager	Partner and Portfolio Manager of ArrowMark Partners since 2010

(a)(2)                  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of February 27, 2020:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sanjai Bhonsle	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	14	$4.5 billion	4	$1.2 billion
Karen Reidy	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	14	$4.5 billion	4	$1.2 billion
Kaelyn Abrell	Registered Investment Companies:	1	$58 million	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	8	$1.7 billion	8	$1.7 billion
	Other Accounts:	1	$355 million	1	$355 million

Potential Conflicts of Interests

The Advisor and its affiliates  manage funds and accounts other than those of the registrant that have similar investment objectives.  The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts.  In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis.  For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts.  The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company.  It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments.  In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances.  Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other.  The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor.    In addition, the Adviser has adopted policies that are intended to provide reasonable oversight and fair and equitable treatment to the Advisor’s clients over time.

(a)(3)                  Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio Manager compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and ownership economics of the Advisor and its affiliates.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of Advisor and its affiliates, the performance of the portfolio manager’s group, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of the strategies under management.

Other Compensation Benefits.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive ownership economics of the Advisor and its affiliates.

(a)(4)                  Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Sanjai Bhonsle	None
Karen Reidy	None
Kaelyn Abrell	None

(b)                                 Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  Code of ethics — See Item 2.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	February 27, 2020

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	February 27, 2020

* Print the name and title of each signing officer under his or her signature.